UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2007

                              Alfacell Corporation
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

         Delaware                                    22-2369085
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation)

               225 Belleville Avenue, Bloomfield, New Jersey 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2007, Alfacell Corporation (the "Company") entered into an Office Lease Agreement (the "Lease"), effective as of March 14, 2007, with I & G Garden State, L.L.C., a Delaware limited liability company (the "Landlord"), whereby the Company has leased 15,410 square feet of office and laboratory space in the building located at 300 Atrium Drive, Somerset, New Jersey (the "Building"). The new office will replace 225 Belleville Avenue, Bloomfield, New Jersey as the Company's principal executive offices.

The lease term will begin when the Landlord delivers possession to the Company (the "Commencement Date"), targeted to be on approximately July 1, 2007, and the termination date is set for the 150th day after the tenth anniversary of the Commencement Date. The Lease also includes an option to renew the lease for two additional periods of 60 months each, with the rent for such option period equal to the prevailing market rate for renewals at the time.

The Company will be required to pay base rent and additional rent during the lease term. Additional rent will be equal to the Company's pro rata share of certain basic costs and utilities as set forth in the Lease, and base rent will be paid in accordance with the following schedule:


------------------------------------------------- ------------------------- ------------------------------------------
                     Period                           Annual Base Rent          Monthly Installments of Base Rent
------------------------------------------------- ------------------------- ------------------------------------------
First day of first Lease Year  through  last day        $137,280.00                        $11,440.00
of the first Lease Year                                                        ($11.44 x 12,000 square feet / 12)
------------------------------------------------- ------------------------- ------------------------------------------
First day of second Lease Year through 540 days         $235,200.00                        $19,600.00
from Commencement Date or the day before first                                 ($19.60 x 12,000 square feet / 12)
day of the 19th month of the Lease
------------------------------------------------- ------------------------- ------------------------------------------
 540 days from  Commencement  Date or day before        $302,036.04                        $25,169.67
first day of 19th  month of Lease  through  last                               ($19.60 x 15,410 square feet / 12)
day of the third Lease Year
------------------------------------------------- ------------------------- ------------------------------------------
First day of fourth  Lease Year  though last day        $317,445.96                        $26,453.83
of the sixth Lease Year                                                        ($20.60 x 15,410 square feet / 12)
------------------------------------------------- ------------------------- ------------------------------------------
First day of the  seventh  Lease Year though the        $332,856.00                        $27,738.00
last day of the eighth Lease Year                                              ($21.60 x 15,410 square feet / 12)
------------------------------------------------- ------------------------- ------------------------------------------
First day of ninth  Lease Year  through the last        $355,971.00                        $29,664.25
day of the Lease Term                                                          ($23.10 x 15,410 square feet / 12)
------------------------------------------------- ------------------------- ------------------------------------------




In connection with execution of the Lease, the Company was required to enter into a Subordination, Non-Disturbance and Attornment Agreement with Asset One Securitization, L.L.C. (the "Lender"), and the Landlord, pursuant to which the Company has agreed to subordinate its Lease to the mortgage and security instrument on the Building owned by Lender in return for Lender granting non-disturbance to the Company under the Lease.

The foregoing description is qualified in its entirety by reference to the Lease, which will be filed as an exhibit to the Company's next quarterly report on Form 10-Q.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ALFACELL CORPORATION


Date:  March 28, 2007                By:  /s/ Lawrence A. Kenyon
                                        ----------------------------------------
                                             Lawrence A. Kenyon
                                             Executive Vice President, Chief
                                             Financial Officer and Secretary